UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2023

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure.

On March 15, 2023, Rio Grande LNG, LLC (“RGLNG”), a wholly owned subsidiary of NextDecade Corporation (“NextDecade”), amended its EPC agreements with Bechtel Energy Inc. for the construction of the first three trains (“Trains 1-3”) of the Rio Grande LNG export facility at the Port of Brownsville, Texas (the “Rio Grande Facility”) to extend the price validity under such agreements to June 15, 2023. As disclosed in NextDecade's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on March 10, 2023, NextDecade currently estimates the aggregate lump-sum EPC cost to construct Trains 1-3 of the Rio Grande Facility at approximately $11.5 billion. The final EPC lump-sum contract pricing for Trains 1-3 of the Rio Grande Facility will be determined prior to a final investment decision (“FID”) on Trains 1-3 of the Rio Grande Facility and is subject to change, including if RGLNG does not issue a full notice to proceed to Bechtel on or before June 15, 2023, unless extended by mutual agreement of the parties thereto.

NextDecade is currently targeting a positive FID on Trains 1-3 of the Rio Grande Facility before the end of the second quarter of 2023, with FIDs of the remaining trains to follow thereafter.

This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Statements that do not relate strictly to historical or current facts are forward-looking. These statements have been based on assumptions and analysis made by NextDecade in light of current expectations, perceptions of historical trends, current conditions and projections about future events and trends and involve a number of known and unknown risks, which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements. An extensive list of factors that can affect future results are discussed in NextDecade's most recent Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. Additionally, any development of the Rio Grande Facility remains contingent upon completing required commercial agreements, securing all financing commitments and potential tax incentives, achieving other customary conditions and making a final investment decision to proceed.  The forward-looking statements in this Current Report on Form 8-K speak as of the date hereof. Although NextDecade believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that the expectations will prove to be correct. NextDecade may from time to time voluntarily update its prior forward-looking statements, however, it disclaims any commitment to do so except as required by securities laws.

The information furnished in Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and, according to general instruction B.2. thereunder, the information in this Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2023

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name: Vera de Gyarfas
Title: General Counsel and Secretary